SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                               April 25, 1995


                             TECO ENERGY, INC.
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                 Number)          Identification No.)



     702 North Franklin Street, Tampa Florida                      33602
     (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code: (813) 228-4111
















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Item 5.   Other Events

     On April 25, 1995, Moody's Investors Service lowered the unsecured debt ratings of the registrant and its wholly-owned subsidiary, TECO Finance, Inc., one level to A1 from Aa3. In addition, Moody's lowered the senior and subordinate debt ratings of Tampa Electric Company, a wholly-owned subsidiary of the registrant, one level to Aa2 and Aa3 from Aa1 and Aa2, respectively. Moody's also changed its ratings outlook to "stable" from "negative."
     Moody's P-1 short-term debt ratings for the commercial paper programs of Tampa Electric and TECO Finance remain unchanged.
     A summary of the debt ratings and related information for the registrant, TECO Finance, Inc. and Tampa Electric Company is set forth below:

                                         Standard         Duff
                           Moody's       & Poor's       & Phelps
Long-Term Ratings:

Tampa Electric
   First Mortgage Bonds      Aa2             AA           AA+(2)
   Pollution Control
     Revenue Bonds           Aa3             AA-          AA

TECO Energy
   Medium-term Notes          A1             AA-          AA-

TECO Finance
   Medium-term Notes          A1             AA-          AA-

Short-Term Ratings:

Tampa Electric
   Commercial Paper          P-1            A-1+          D-1+


TECO Finance
   Commercial Paper          P-1            A-1+          D-1+


Date of Last Change
   or Affirmation
   of Ratings:          April 1995   Dec. 1994(1)     March 1995
_____________________

(1) Standard & Poor's changed its rating outlook to "stable" from "negative" in December 1994.
(2) Duff & Phelps upgraded Tampa Electric's First Mortgage Bond rating to AA+ from AA in March 1995.




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                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    April 26, 1995           TECO Energy, Inc.



                                   By:/s/ A. D. Oak
                                          A. D. Oak
                                          Senior Vice President-
                                          Finance and Chief
                                          Financial Officer

































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